                                  EXHIBIT 10.13

                                    AMENDMENT
                             TO EMPLOYMENT AGREEMENT

                  AGREEMENT dated as of May 18, 1998 between ________________ ("Employee") and Chemed Corporation (the "Company").

                  WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May
20, 1996 and May 19, 1997 ("Employment Agreement"); and

                  WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

                  NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 18, 1998, as follows:

                  A.       The date, amended as of May 19, 1997, set forth in
                           Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 3, 2003 is hereby substituted therefor.

                  B. The base salary amount set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $_______ per annum is hereby substituted.


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                  C.       The amount of unrestricted stock award recognized in
                           lieu of incentive compensation in 1997 is $_______.

                  Except as specifically amended in this Amendment No. 10 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

                  IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                              EMPLOYEE

                              ---------------------



                              CHEMED CORPORATION

                              ---------------------
                              Edward L. Hutton
                              Chairman


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                            SCHEDULE TO EXHIBIT 10.13

                                  Minimum                          Current
                                  Annual          Current (a)     Expiration
                                Base Salary       Stock Award      Date of
Name and Position                and Bonus       Compensation     Agreement
-----------------                ---------       ------------     ---------

Edward L. Hutton                  $ 590,016.00    $ 399,071.00    5/3/2000
Chairman and                        218,165.00
Chief Executive Officer

Kevin J. McNamara                   309,648,00      101,169.00    5/3/2003
President                            36,600.00

Lawrence J. Gillis                  250,000.00         -0-        5/19/2001
Vice President                       90,000.00

Timothy S. O'Toole                  192,780.00       77,767.00    5/3/2003
Executive Vice President             22,200.00
and Treasurer

Sandra E. Laney                     190,418.00       74,476.00    5/3/2003
Senior Vice President and            29,211.00
Chief Administrative Officer

Thomas C. Hutton                    181,400.00       31,570.00    5/3/2003
Vice President                       13,000.00

Arthur V. Tucker                    115,300.00       24,134.00    5/3/2003
Vice President and Controller        16,085.00

----------

(a) Amount of unrestricted stock award recognized in lieu of incentive compensation in 1997.